18. RELATED PARTY TRANSACTIONS: Schedule of amounts due to related parties included in accounts payable and accrued liabilities (Tables)	24 Months Ended
Dec. 31, 2020
Tables/Schedules
Schedule of amounts due to related parties included in accounts payable and accrued liabilities
Due to	2020	2019
	$	$
President and former Chief Executive Officer	-	134,339
Chief Executive Officer	-	59,304
Company controlled by the CFO	-	5,513
Officer of HealthTab Inc.	-	122,500
Total	-	321,656